Exhibit 99.1

APPLIED MATERIALS ANNOUNCES SECOND QUARTER 2020 RESULTS

•Quarterly revenue of $3.96 billion, up 12 percent year over year
•GAAP EPS of $0.82 and non-GAAP EPS of $0.89, up 17 percent and 27 percent year over year, respectively
•Returned $392 million to shareholders

SANTA CLARA, Calif., May 14, 2020 — Applied Materials, Inc. (NASDAQ: AMAT) today reported results for its second quarter ended Apr. 26, 2020.
Second Quarter Results
Applied generated revenue of $3.96 billion. On a GAAP basis, the company recorded gross margin of 44.2 percent, operating income of $932 million or 23.6 percent of net sales, and earnings per share (EPS) of $0.82.
On a non-GAAP adjusted basis, the company reported gross margin of 44.6 percent, operating income of $976 million or 24.7 percent of net sales, and EPS of $0.89.
The company returned $392 million to shareholders including $199 million in share repurchases and dividends of $193 million.
“As we navigate the challenges created by COVID-19, we have rallied the company around safety, productivity and keeping our customers and the industry moving forward,” said Gary Dickerson, president and CEO. “While the situation remains fluid, based on the visibility we have today, our supply chain is recovering, and underlying demand for our semiconductor equipment and services remains robust.”

Applied Materials, Inc.

Quarterly Results Summary

	Q2 FY2020	Q2 FY2019	Change
	(In millions, except per share amounts and percentages)
Net sales	$3,957	$3,539	12%
Gross margin	44.2%	43.2%	1.0 points
Operating margin	23.6%	21.9%	1.7 points
Net income	$755	$666	13%
Diluted earnings per share	$0.82	$0.70	17%
Non-GAAP Adjusted Results
Non-GAAP adjusted gross margin	44.6%	43.5%	1.1 points
Non-GAAP adjusted operating margin	24.7%	22.4%	2.3 points
Non-GAAP adjusted net income	$817	$660	24%
Non-GAAP adjusted diluted EPS	$0.89	$0.70	27%

A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Adjusted Financial Measures” section.

Second Quarter Reportable Segment Information

Semiconductor Systems	Q2 FY2020	Q2 FY2019
	(In millions, except percentages)
Net sales	$2,567	$2,184
Foundry, logic and other	56%	58%
DRAM	22%	18%
Flash memory	22%	24%
Operating income	782	579
Operating margin	30.5%	26.5%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$798	$589
Non-GAAP adjusted operating margin	31.1%	27.0%

Applied Global Services	Q2 FY2020	Q2 FY2019
	(In millions, except percentages)
Net sales	$1,018	$984
Operating income	256	283
Operating margin	25.1%	28.8%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$260	$283
Non-GAAP adjusted operating margin	25.5%	28.8%

Applied Materials, Inc.

Display and Adjacent Markets	Q2 FY2020	Q2 FY2019
	(In millions, except percentages)
Net sales	$365	$348
Operating income	75	42
Operating margin	20.5%	12.1%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$78	$46
Non-GAAP adjusted operating margin	21.4%	13.2%

Use of Non-GAAP Adjusted Financial Measures

Applied provides investors with certain non-GAAP adjusted financial measures, which are adjusted for the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring charges and any associated adjustments; certain incremental expenses related to COVID-19; impairments of assets, or investments; gain or loss on sale of strategic investments; certain income tax items and other discrete adjustments. On a non-GAAP basis, the tax effect related to share-based compensation is recognized ratably over the fiscal year. Additionally, non-GAAP results exclude estimated discrete income tax expense items associated with U.S. tax legislation. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.
Management uses these non-GAAP adjusted financial measures to evaluate the company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of its performance and investors’ ability to review the company’s business from the same perspective as the company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Applied's ongoing operating performance. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast and related slide presentation will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.

Applied Materials, Inc.

Forward-Looking Statements

This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, technology transitions, our business and financial performance and market share positions, our capital allocation, our investment and growth strategies, our development of new products and technologies, our business outlook for the third quarter of fiscal 2020 and beyond, the impact of the COVID-19 pandemic and responses thereto on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; the effects of regional or global health epidemics; global trade issues and changes in trade and export license policies, including the impact of the rules published by the U.S. Department of Commerce on April 28, 2020 relating to certain export license requirements; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base;  changes in income tax laws; our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; and other risks and uncertainties described in our SEC filings, including our recent Forms 10-Q and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

About Applied Materials

Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible the technology shaping the future. Learn more at www.appliedmaterials.com.

Contact:
Ricky Gradwohl (editorial/media) 408.235.4676
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended		Six Months Ended
(In millions, except per share amounts)	April 26, 2020	April 28, 2019	April 26, 2020	April 28, 2019
Net sales	$3,957	$3,539	$8,119	$7,292
Cost of products sold	2,208	2,009	4,512	4,097
Gross profit	1,749	1,530	3,607	3,195
Operating expenses:
Research, development and engineering	550	508	1,102	1,024
Marketing and selling	130	133	265	264
General and administrative	137	113	266	223
Total operating expenses	817	754	1,633	1,511
Income from operations	932	776	1,974	1,684
Interest expense	61	60	120	120
Interest and other income, net	7	43	29	83
Income before income taxes	878	759	1,883	1,647
Provision for income taxes	123	93	236	210
Net income	$755	$666	$1,647	$1,437
Earnings per share:
Basic	$0.82	$0.71	$1.80	$1.51
Diluted	$0.82	$0.70	$1.78	$1.50
Weighted average number of shares:
Basic	917	942	917	950
Diluted	923	948	925	957

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	April 26, 2020	October 27, 2019
ASSETS
Current assets:
Cash and cash equivalents	$5,281	$3,129
Short-term investments	423	489
Accounts receivable, net	2,625	2,533
Inventories	3,725	3,474
Other current assets	681	581
Total current assets	12,735	10,206
Long-term investments	1,678	1,703
Property, plant and equipment, net	1,534	1,529
Goodwill	3,426	3,399
Purchased technology and other intangible assets, net	132	156
Deferred income taxes and other assets	2,310	2,031
Total assets	$21,815	$19,024
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$600	$600
Accounts payable and accrued expenses	2,831	2,511
Contract liabilities	1,334	1,336
Total current liabilities	4,765	4,447
Long-term debt, net of current portion	6,215	4,713
Income taxes payable	1,238	1,275
Other liabilities	573	375
Total liabilities	12,791	10,810
Total stockholders’ equity	9,024	8,214
Total liabilities and stockholders’ equity	$21,815	$19,024

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended		Six Months Ended
	April 26, 2020	April 28, 2019	April 26, 2020	April 28, 2019
Cash flows from operating activities:
Net income	$755	$666	$1,647	$1,437
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	91	94	185	182
Share-based compensation	71	65	164	130
Deferred income taxes	(11)	8	19	49
Other	7	(10)	22	(9)
Net change in operating assets and liabilities	(278)	(23)	(415)	(155)
Cash provided by operating activities	635	800	1,622	1,634
Cash flows from investing activities:
Capital expenditures	(71)	(118)	(173)	(251)
Cash paid for acquisitions, net of cash acquired	(27)	(23)	(27)	(23)
Proceeds from sales and maturities of investments	667	442	1,035	906
Purchases of investments	(404)	(430)	(832)	(827)
Cash provided by (used in) investing activities	165	(129)	3	(195)
Cash flows from financing activities:
Debt borrowings, net of issuance costs	1,498	—	1,498	—
Proceeds from common stock issuances	76	73	91	73
Common stock repurchases	(199)	(625)	(399)	(1,375)
Tax withholding payments for vested equity awards	(10)	(6)	(163)	(80)
Payments of dividends to stockholders	(193)	(189)	(385)	(381)
Cash provided by (used in) financing activities	1,172	(747)	642	(1,763)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	1,972	(76)	2,267	(324)
Cash, cash equivalents and restricted cash equivalents—beginning of period	3,424	3,192	3,129	3,440
Cash, cash equivalents and restricted cash equivalents — end of period	$5,396	$3,116	$5,396	$3,116

Reconciliation of cash, cash equivalents, and restricted cash equivalents
Cash and cash equivalents	$5,281	$3,116	$5,281	$3,116
Restricted cash equivalents included in deferred income taxes and other assets	115	—	115	—
Total cash, cash equivalents, and restricted cash equivalents	$5,396	$3,116	$5,396	$3,116

Supplemental cash flow information:
Cash payments for income taxes	$199	$198	$281	$232
Cash refunds from income taxes	$4	$10	$5	$18
Cash payments for interest	$76	$76	$110	$110

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate and Other

(In millions)	Q2 FY2020	Q2 FY2019
Unallocated net sales	$7	$23
Unallocated cost of products sold and expenses	(117)	(86)
Share-based compensation	(71)	(65)
Total	$(181)	$(128)

Additional Information

	Q2 FY2020	Q2 FY2019
Net Sales by Geography (In millions)
United States	331	457
% of Total	8%	13%
Europe	181	215
% of Total	5%	6%
Japan	467	520
% of Total	12%	15%
Korea	753	441
% of Total	19%	13%
Taiwan	1,029	794
% of Total	26%	22%
Southeast Asia	58	119
% of Total	1%	3%
China	1,138	993
% of Total	29%	28%

Employees (In thousands)
Regular Full Time	22.7	21.4

Applied Materials, Inc.

 APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Six Months Ended
(In millions, except percentages)	April 26, 2020	April 28, 2019	April 26, 2020	April 28, 2019
Non-GAAP Adjusted Gross Profit
Reported gross profit - GAAP basis	$1,749	$1,530	$3,607	$3,195
Certain items associated with acquisitions[1]	8	9	17	19
Certain incremental expenses related to COVID-19[5]	8	—	8	—
Non-GAAP adjusted gross profit	$1,765	$1,539	$3,632	$3,214
Non-GAAP adjusted gross margin	44.6%	43.5%	44.7%	44.1%
Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$932	$776	$1,974	$1,684
Certain items associated with acquisitions[1]	13	14	26	28
Acquisition integration and deal costs	21	4	34	7
Certain incremental expenses related to COVID-19[5]	10	—	10	—
Non-GAAP adjusted operating income	$976	$794	$2,044	$1,719
Non-GAAP adjusted operating margin	24.7%	22.4%	25.2%	23.6%
Non-GAAP Adjusted Net Income
Reported net income - GAAP basis	$755	$666	$1,647	$1,437
Certain items associated with acquisitions[1]	13	14	26	28
Acquisition integration and deal costs	21	4	34	7
Certain incremental expenses related to COVID-19[5]	10	—	10	—
Realized loss (gain) on strategic investments, net	5	(4)	7	(6)
Unrealized loss (gain) on strategic investments, net	2	(7)	4	(17)
Income tax effect of share-based compensation[2]	8	1	(25)	(4)
Income tax effect of changes in applicable U.S. tax laws[3]	—	—	—	(24)
Income tax effects related to amortization of intra-entity intangible asset transfers	16	(31)	37	(59)
Resolution of prior years’ income tax filings and other tax items	(3)	17	(4)	76
Income tax effect of non-GAAP adjustments[4]	(10)	—	(15)	1
Non-GAAP adjusted net income	$817	$660	$1,721	$1,439

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	GAAP basis tax benefit related to share-based compensation is recognized ratably over the fiscal year on a non-GAAP basis.

3	Charges to income tax provision related to a one-time transition tax as a result of U.S. tax legislation.

4	Adjustment to provision for income taxes related to non-GAAP adjustments reflected in income before income taxes.

5	Temporary incremental employee compensation during the COVID-19 pandemic.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Six Months Ended
(In millions, except per share amounts)	April 26, 2020	April 28, 2019	April 26, 2020	April 28, 2019
Non-GAAP Adjusted Earnings Per Diluted Share
Reported earnings per diluted share - GAAP basis	$0.82	$0.70	$1.78	$1.50
Certain items associated with acquisitions	0.01	0.01	0.02	0.03
Acquisition integration and deal costs	0.02	—	0.04	—
Certain incremental expenses related to COVID-19	0.01	—	0.01	—
Realized loss (gain) on strategic investments, net	0.01	—	0.01	—
Unrealized loss (gain) on strategic investments, net	—	—	—	(0.02)
Income tax effect of share-based compensation	0.01	—	(0.03)	(0.01)
Income tax effect of changes in applicable U.S. tax laws	—	—	—	(0.02)
Income tax effects related to amortization of intra-entity intangible asset transfers	0.02	(0.03)	0.04	(0.06)
Resolution of prior years’ income tax filings and other tax items	(0.01)	0.02	(0.01)	0.08
Non-GAAP adjusted earnings per diluted share	$0.89	$0.70	$1.86	$1.50
Weighted average number of diluted shares	923	948	925	957

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Six Months Ended
(In millions, except percentages)	April 26, 2020	April 28, 2019	April 26, 2020	April 28, 2019
Semiconductor Systems Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$782	$579	$1,697	$1,210
Certain items associated with acquisitions[1]	10	10	20	21
Certain incremental expenses related to COVID-19[2]	6	—	6	—
Non-GAAP adjusted operating income	$798	$589	$1,723	$1,231
Non-GAAP adjusted operating margin	31.1%	27.0%	32.0%	27.7%
AGS Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$256	$283	$534	$568
Certain incremental expenses related to COVID-19[2]	4	—	4	—
Non-GAAP adjusted operating income	$260	$283	$538	$568
Non-GAAP adjusted operating margin	25.5%	28.8%	26.7%	29.2%
Display and Adjacent Markets Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$75	$42	$113	$157
Certain items associated with acquisitions[1]	3	4	6	7
Non-GAAP adjusted operating income	$78	$46	$119	$164
Non-GAAP adjusted operating margin	21.4%	13.2%	17.1%	19.2%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.
2	Temporary incremental employee compensation during the COVID-19 pandemic.

Note: The reconciliation of GAAP and non-GAAP adjusted segment results above does not include certain revenues, costs of products sold and operating expenses that are reported within corporate and other and included in consolidated operating income.

Applied Materials, Inc.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	April 26, 2020

Provision for income taxes - GAAP basis (a)	$123
Income tax effect of share-based compensation	(8)
Income tax effects related to amortization of intra-entity intangible asset transfers	(16)
Resolutions of prior years’ income tax filings and other tax items	3
Income tax effect of non-GAAP adjustments	10
Non-GAAP adjusted provision for income taxes (b)	$112

Income before income taxes - GAAP basis (c)	$878
Certain items associated with acquisitions	13
Acquisition integration and deal costs	21
Certain incremental expenses related to COVID-19	10
Realized loss (gain) on strategic investments, net	5
Unrealized loss (gain) on strategic investments, net	2
Non-GAAP adjusted income before income taxes (d)	$929

Effective income tax rate - GAAP basis (a/c)	14.0%

Non-GAAP adjusted effective income tax rate (b/d)	12.1%